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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) April 16, 2003


                               LECROY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Registrant's Telephone Number, Including Area Code (845) 425-2000


           DELAWARE                      0-26634               13-2507777
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)      File Number)        Identification No.)

        700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                            10977
(Address of Principal Executive Office)                 (Zip Code)

                                 (845) 425-2000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits
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         99.1     Press release dated April 16, 2003 with respect to LeCroy
                  Corporation's (the "Company") financial results for the three and nine months ended March 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 16, 2003, LeCroy Corporation issued a press release announcing the Company's results of operations for the three and nine month periods ended March 31, 2003. A copy of the related press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LECROY CORPORATION

Date:  April 16, 2003
                                     /s/ Scott D. Kantor
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                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer